UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2024

BM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38633	82-3410369
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 King of Prussia Road, Suite 650, Wayne, PA 19087
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 327-9515

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BMTX	NYSE American LLC
Warrants to purchase Common Stock	BMTX.W	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On October 24, 2024, BM Technologies, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Carolina Bank, a North Carolina state-chartered bank (“Parent”), and Double Eagle Acquisition Corp, Inc. (“Merger Sub”), a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, subject to the terms and conditions thereof, Merger Sub will merge with and into the Company (the “Merger”) with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent. The Merger Agreement has been unanimously approved by the board of directors of the Company (the “Board”).

Subject to the terms and conditions set forth in the Merger Agreement, at the Effective Time (as defined in the Merger Agreement), each share of common stock, par value $0.0001 per share, of the Company (collectively, “Shares”) issued and outstanding immediately prior to the Effective Time (other than Shares (i) held by the Company as treasury shares or (ii) held by any person who properly exercises appraisal rights under Delaware law) will be converted into the right to receive an amount in cash equal to $5.00 per share, without interest (the “Merger Consideration”), subject to any withholding of taxes required by applicable law.

Each warrant of the Company to purchase Shares that is outstanding as of the Effective Time will be treated in accordance with the terms of the Warrant Agreement.

In addition, pursuant to the Merger Agreement, at the Effective Time (except for certain excluded Company restricted stock units held by certain members of the Company’s management, which shall be cancelled for no consideration), each Company restricted stock unit that is outstanding immediately prior to the Effective Time, whether or not vested, will be automatically canceled and converted into the right to receive an amount in cash equal to the product of (i) the Merger Consideration multiplied by (ii) the total number of Shares subject to such Company restricted stock unit.

The obligation of the Company, Parent and Merger Sub to consummate the Merger is subject to the satisfaction or waiver of certain closing conditions, including, among others, that (i) the adoption of this Agreement by the affirmative vote of the holders of not less than a majority of the outstanding Shares, (ii) the absence of any injunction, order, or decree that enjoins, makes illegal or otherwise prohibits the consummation of the Merger and (iii) the receipt of the Requisite Regulatory Approvals (as defined in the Merger Agreement).

Additional conditions to the obligations of Parent and Merger Sub to consummate the Merger include, among others, (i) the accuracy of the Company’s representations and warranties contained in the Merger Agreement (subject, in certain cases, to Company Material Adverse Effect (as defined in the Merger Agreement) and materiality qualifiers), (ii) the Company’s performance of its obligations under the Merger Agreement in all material respects, (iii) the absence, since the date of the Merger Agreement, of any effect, change, event or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect, (iv) no Requisite Regulatory Approval contains, shall have resulted in or would reasonably be expected to result in, the imposition of a Burdensome Condition (as defined in the Merger Agreement) and (v) holders of not more than 10% of the outstanding Shares have demanded appraisal for such Shares.

The Merger Agreement contains representations and warranties and covenants of the parties customary for a transaction of this nature, including an agreement that, subject to certain exceptions, the parties will use reasonable best efforts to cause the Merger to be consummated. Until the earlier of the termination of the Merger Agreement and the Effective Time, the Company has agreed to conduct its business in the ordinary course of business and has agreed to certain other negative operating covenants, as set forth more fully in the Merger Agreement.

Starting on the date of the Merger Agreement until the effective time of the Merger, the Company will become subject to customary “no-shop” restrictions on its ability to solicit alternative Acquisition Proposals (as defined in the Merger Agreement) from third parties and to provide confidential or non-public information to and engage in discussions or negotiations with third parties regarding alternative Acquisition Proposals.

Notwithstanding the “no-shop” restrictions, prior to obtaining the Required Stockholder Approval, the Company may under certain circumstances provide confidential or non-public information to and participate in discussions or negotiations with third parties with respect to any unsolicited, bona fide alternative Acquisition Proposal that the Board has determined after consultation with its financial advisor and its outside legal counsel constitutes or is reasonably likely to result in a Superior Proposal. A “Superior Proposal” is a bona fide written Acquisition Proposal (as defined in the Merger Agreement, except that the references in the definition thereof to 20% shall be replaced with 50.1%) made by a third party after the date of the Merger Agreement that the Board determines in good faith, and after considering the advice of its financial advisor and outside legal counsel, (i) would result in a transaction to be more favorable to the Company or the stockholders of the Company (in their capacity as such) from a financial point of view (after taking into account all relevant factors, including (a) the amount, form and timing of payment of consideration, and (b) any conditions to, the likelihood of, and the time likely to be required for consummation of such Acquisition Proposal on the terms set forth therein) than the transactions contemplated by the Merger Agreement (after taking into account any revisions to the Merger Agreement that may be proposed by Parent pursuant to certain matching rights of Parent set forth in the Merger Agreement), and (ii) is reasonably capable of being consummated on the terms proposed, taking into account (a) any legal, financial, regulatory and stockholder approval requirements, (b) the sources, availability and terms of any financing, financing market conditions and the existence of a financing contingency, the likelihood of termination, (c) the timing of closing, (d) the identity of the person or persons making the Acquisition Proposal and (e) any other aspects considered relevant by the Board.

Prior to obtaining the Required Stockholder Approval and subject to the terms and conditions contained in the Merger Agreement, the Board may, among other things, (1) change its recommendation that the Company’s stockholders adopt the Merger Agreement or (2) terminate the Merger Agreement to enter into a definitive acquisition agreement providing for a Superior Proposal, subject, in each case, to complying with notice and other specified conditions, including giving Parent the opportunity to propose revisions to the terms of the Merger Agreement during a match right period.

The Merger Agreement contains certain termination rights for the Company and Parent, including, among others, the right of (1) the Company or Parent (on behalf of itself and Merger Sub) to terminate the Merger Agreement if (i) the Merger is not consummated by January 31, 2025, which date may be extended for three months for purposes of obtaining the Requisite Regulatory Approvals (the “End Date”), (ii) a Legal Restrain (as defined in the Merger Agreement) permanently restraining, enjoining, making illegal or otherwise prohibiting consummation of the transactions contemplated by the Merger Agreement shall become final and non-appealable, (iii) the stockholders meeting of the Company was concluded but the Required Stockholder Approval shall not have been obtained, or (iv) any Governmental Authority has denied a Requisite Regulatory Approval and such denial has become final or has advised either party that it will not grant a Requisite Regulatory Approval, or any Governmental Authority shall have requested that either party withdraw and not be permitted to resubmit within 60 days following such withdraw; (2) subject to certain conditions set forth in the Merger Agreement, the Company to terminate the Merger Agreement in order to enter into a definitive acquisition agreement providing for a Superior Proposal and (3) Parent to terminate the Merger Agreement if the Board changes its recommendation with respect to the Merger Agreement or if the Company have breached the covenants to hold the stockholders meeting to obtain the Required Stockholder Approval in any material respects or the “no-shop” covenants.

Upon termination of the Merger Agreement under specified circumstances, including, among others, by the Company in order to accept a Superior Proposal and enter into a definitive acquisition agreement providing for the consummation of such proposal or by Parent as a result of the Board changing its recommendation with respect to the Merger, the Company would be required to pay Parent a termination fee of $2,750,000. Additionally, upon termination of the Merger Agreement under specified circumstances relating to the failure to obtain the Requisite Regulatory Approval, Parent will be required to reimburse the Company for certain transaction expenses up to $2,750,000.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent, their respective subsidiaries or affiliates or Merger Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties to the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements and other documents that the Company has filed or may file with the Securities and Exchange Commission (the “SEC”).

Following the effective time of the Merger, the Company’s common stock and warrants to purchase common stock will be delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Voting Agreements

On October 24, 2024, concurrently with the execution of the Merger Agreement, the Company’s directors and executive officers (the “Supporting Stockholders”) entered into Voting Agreements with Parent, Merger Sub and the Company, pursuant to which such persons have agreed, among other things, to vote their Shares in favor of the adoption of the Merger Agreement and take certain other actions in furtherance of the transactions contemplated by the Merger Agreement. As of the date of the Voting Agreements, the Supporting Stockholders beneficially owned an aggregate of approximately 7.04% of the outstanding Shares. The Voting Agreements will terminate upon termination of the Merger Agreement and certain other specified events.

The foregoing summary of the Voting Agreements is not complete and is qualified in its entirety by the full text of the form of Voting and Support Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of October 24, 2024, by and among BM Technologies, Inc., First Carolina Bank and Double Eagle Acquisition Corp, Inc.*

10.1	Form of Voting Agreement, by and among First Carolina Bank, Double Eagle Acquisition Corp, Inc., BM Technologies, Inc. and certain of BM Technologies, Inc.’s directors and executive officers*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(a)(5) or Item 601(b)(2) (as applicable) of Regulation S-K. The registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

Forward-Looking Statements

Certain statements in this communication are “forward-looking statements” within the meaning of federal securities laws and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, the Company’s current expectations, assumptions, plans, strategies and anticipated results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

There are a number of risks, uncertainties and conditions that may cause the Company’s actual results to differ materially from those expressed or implied by these forward-looking statements, including but not limited to: (i) uncertainties as to the timing of the Merger; (ii) the risk that the Merger may not be completed on the anticipated terms in a timely manner or at all; (iii) the failure to satisfy any of the conditions to the consummation of the Merger, including receiving, on a timely basis or otherwise, the required approvals of the Merger by the Company’s stockholders; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require the Company to pay a termination fee; (vii) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability; (x) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xi) uncertainty as to the timing of completion of the Merger; (xii) risks that the benefits of the Merger are not realized when and as expected; (xiii) legislative, regulatory and economic developments; and (xiv) (A) the risk factors described in Part I, Item 1A of Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and (B) the other risk factors identified from time to time in the Company’s other filings with the Securities and Exchange Commission (the “SEC”). Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Many of these circumstances are beyond the Company’s ability to control or predict. These forward-looking statements necessarily involve assumptions on the Company’s part. These forward-looking statements may include words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “project,” “should,” “may,” “will,” “might,” “could,” “would,” or similar expressions. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this communication. Furthermore, undue reliance should not be placed on forward-looking statements, which are based on the information currently available to the Company and speak only as of the date they are made. The Company disclaims any intention or obligation to update or revise publicly any forward-looking statements.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on April 29, 2024.  To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2024 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the Company’s proxy statement relating to the proposed transaction when it becomes available.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Parent. In connection with the proposed transaction, the Company intends to file relevant materials with the SEC, including the Company’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PARENT AND THE PROPOSED TRANSACTION. Investors and stockholders of the Company are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov, or free of charge from the Company by directing a request to the Company at 201 King of Prussia Road, Suite 650, Wayne, PA 19087, Attention: Investor Relations or at tel: (877) 327-9515.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BM TECHNOLOGIES, INC.

	By:	/s/ Luvleen Sidhu
		Name:	Luvleen Sidhu
		Title:	Chief Executive Officer

Date: October 25, 2024

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